                                                                    EXHIBIT 10.7

                                    AGREEMENT

         This Agreement is made and entered into as of June 19, 2001, by and between PACKAGED ICE, INC., a Texas corporation (the "Company"), and A. J. Lewis III (the "Director").

         WHEREAS, the Company and Director are parties to the stock option agreements listed on Schedule I attached hereto (the "Stock Option Agreements"), which were entered into pursuant to the Packaged Ice, Inc. stock option plans listed on Schedule II attached hereto (the "Plans"); and

         WHEREAS, Director currently serves the Company as a member of the board of directors (the "Board"), and formerly served as Chairman of the Board, Secretary and President of the Company; and

         WHEREAS, in recognition of the service provided to the Company by Director, the Company desires that certain of the stock options granted to Director pursuant to the Stock Option Agreements continue in effect for so long as Director remains a member of the Board under the terms provided in the Plan for non-employee directors; and

         WHEREAS, Director is desirous of terminating certain other Stock Option Agreements and amending others; and

         WHEREAS, the parties are desirous of clarifying that the Director's employment agreement dated August 1, 1998 is no longer in effect.

         NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Stock Options. Director and the Company agree to terminate the following Stock Option Agreements:

    DATE OF AGREEMENT              PLAN ISSUED UNDER              NUMBER OF SHARES          EXERCISE PRICE
    -----------------              -----------------              ----------------          --------------

        06/19/1998          1998 Stock Option Plan                     20,000                   $15.00

         2. Status as Non-employee Director. It is agreed that from and after the date hereof, with respect to Director's rights and obligations under the Plans and the Stock Option Agreements not terminated hereby, Director shall be deemed to be a non-employee director.

         3. Duration. All stock options granted to Director under the Stock Option Agreements not terminated hereby shall continue in full force and effect until the tenth anniversary of the date of each such grant, and shall vest in accordance with their respective terms as if Director remained employed by the Company, provided, however such stock options shall be subject to earlier termination in accordance with the provisions of the Plans governing the early termination of stock options issued to non-employee directors.

         4. Termination of Employment Agreement. The parties acknowledge and agree that the employment agreement between the Company and Director dated August 1, 1998, as modified or amended, terminated effective June 1, 2001, and that Director has received all compensation to which he was entitled thereunder.



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

         5. Director Compensation. For so long as Director is a member of the Board, he will be entitled to compensation of $15,000 per year plus $2,500 per year for every committee of the Board on which he serve. In addition, Director will be entitled to all stock option grants authorized for non-employee directors commencing with the grants authorized for 2001.

         6. Office. The Company agrees to reimburse Director for office rent at 5131 Broadway, San Antonio, Texas in accordance with past practices and to employ Ruth Pope as an office assistant until May 31, 2002.

         7. Amendment of Stock Option Agreements. As amended hereby, the Stock Option Agreements not terminated hereby shall continue in full force and effect.

         8. Assignment; Successors and Assigns. Neither the Company nor Director may assign this Agreement or any interest therein by operation of law or otherwise, without the prior written consent of the other party (except in the case of death or disability, in which case such consent shall not be required); provided, however, that the Company may assign its rights under this Agreement without the consent of Director in the event that the Company effects a reorganization, consolidates with or merges into any other business entity or transfers all or substantially all of its properties or assets to another business entity so long as such business entity assumes all of the Company's obligations hereunder. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the Company, Director and their respective successors, executors, administrators, heirs, and/or permitted assigns.

         9. Severability. If any provision of this Agreement shall be declared illegal or unenforceable by a final judgment of a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each remaining provision of this Agreement shall be valid and be enforceable to the fullest extent permitted by law.

         10. Amendment. No term or provision or the duration of this Agreement shall be altered, varied or contradicted except by a writing to that effect, executed by authorized officers of the Company and by Director.

         11. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas.

         12. Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. A facsimile of an executed counterpart signature page shall be deemed to be an original, executed counterpart signature page.

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date hereof.



                             SIGNATURE PAGE FOLLOWS

                      AGREEMENT COUNTERPART SIGNATURE PAGE


                                        PACKAGED ICE, INC.


                                        By:         /s/ Jimmy C. Weaver
                                            ------------------------------------
                                        Print Name:
                                                   -----------------------------
                                        Print Title:     President & COO
                                                    ----------------------------

                                        DIRECTOR:


                                                  /s/ A. J. Lewis
                                        ----------------------------------------
                                        A.J. Lewis III




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

                                   SCHEDULE I



                             STOCK OPTION AGREEMENTS

      DATE OF AGREEMENT               PLAN ISSUED UNDER            NUMBER OF SHARES             EXERCISE PRICE
      -----------------               -----------------            ----------------             --------------

          12/19/1997               1994 Stock Option Plan               25,000                      $10.00
          05/01/1998               1994 Stock Option Plan               30,000                      $13.00
          06/19/1998               1998 Stock Option Plan               20,000                      $15.00
          03/02/1999               1998 Stock Option Plan               15,294                      $ 8.00
          03/08/2000               1998 Stock Option Plan              100,000                      $4.125
          01/24/2001               1998 Stock Option Plan               20,000                      $ 2.00





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

                                   SCHEDULE II

                  Plan Name                                                           Date
                  ---------                                                           ----

1994 Stock Option Plan as Adopted by the                                        July 26, 1994
Board of Directors on July 26, 1994

Packaged Ice, Inc. 1998 Stock Option Plan                                       June 19, 1998
(as Adopted June 19, 1998)



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